                                                                    EXHIBIT 99.1

                       INTERNATIONAL SPEEDWAY CORPORATION
                              LETTER OF TRANSMITTAL
                                       FOR
                                  TENDER OF ALL
                     OUTSTANDING 4.20% SENIOR NOTES DUE 2009
                                 IN EXCHANGE FOR
                     REGISTERED 4.20% SENIOR NOTES DUE 2009
                                     AND FOR
                                  TENDER OF ALL
                     OUTSTANDING 5.40% SENIOR NOTES DUE 2014
                                 IN EXCHANGE FOR
                     REGISTERED 5.40% SENIOR NOTES DUE 2014

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 27, 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON
                              THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:
                      Wachovia Bank, National Association
                     BY HAND/OVERNIGHT COURIER OR BY MAIL:
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                      1525 WEST W.T. HARRIS BOULEVARD, 3C3
                            CORPORATE ACTIONS NC1153
                            CHARLOTTE, NC 28262-8522
                 BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):
                                (704) 590-7628
                        TO CONFIRM RECEIPT BY TELEPHONE:
                                (704) 590-7413

                               -------------------

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of the Prospectus dated August 24, 2004 (the "Prospectus"), of International Speedway Corporation, a Florida corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 4.20% Senior Notes due 2009 and its 5.40% Senior Notes due 2014 (the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 4.20% Senior

Notes due 2009 and 5.40% Senior Notes due 2014, respectively (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         IF YOU DESIRE TO EXCHANGE YOUR 4.20% SENIOR NOTES DUE 2009 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 4.20% SENIOR NOTES DUE 2009 AND/OR YOUR 5.40% SENIOR NOTES DUE 2014 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 5.40% SENIOR NOTES DUE 2014, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be used by a holder of Outstanding Notes (i) if certificates of Outstanding Notes are to be forwarded herewith or
(ii) if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes." Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes, this Letter of Transmittal and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company, or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

         YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

 Name(s) and Address(es) of Registered                            Outstanding Note(s) Tendered
      Holder(s) Exactly as Name(s)       --------------------------------------------------------------------------
    Appear(s) on Outstanding Note(s)       Maturity
       (Please Fill In, If Blank)          Date of                          Aggregate Principal       Principal
                                         Outstanding      Registered      Amount of Outstanding         Amount
                                           Note(s)         Number(s)*            Note(s)              Tendered**
--------------------------------------   ------------- ----------------- ----------------------- ------------------

                                          ------------- ----------------- ----------------------- ------------------


                                          ============= ================= ======================= ==================

                                                 Total
                                          ============= ================= ======================= ==================


*  NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS.

** UNLESS OTHERWISE INDICATED, ANY TENDERING HOLDER OF OUTSTANDING NOTES WILL BE DEEMED TO HAVE TENDERED THE ENTIRE AGGREGATE PRINCIPAL AMOUNT REPRESENTED BY SUCH OUTSTANDING NOTES. ALL TENDERS MUST BE IN INTEGRAL MULTIPLES OF $1,000.

__       CHECK HERE IF TENDERED OUTSTANDING NOTE(S) ARE ENCLOSED HEREWITH.

__ CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTE(S) ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
                               ------------------------------------------------

Account Number:
               ----------------------------------------------------------------

Transaction Code Number:
                         ------------------------------------------------------

__ CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING NOTE(S) ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Outstanding Note(s):
                                                        -----------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ---------------------------

Window Ticket Number (if available):
                                     ------------------------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                      -------------------------

Account Number (if delivered by book-entry transfer):

__ CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
     --------------------------------------------------------------------------
Address:

        -----------------------------------------------------------------------


--------------------------------------------------------------------------------

Number of Additional Copies:_____________________

         If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the Registered Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Registered Notes and it has no arrangements or understandings with any Person to participate in a distribution of the Registered Notes. If the undersigned is a Broker-Dealer that will receive Registered Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Registered Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes with full power of substitution to (i) deliver such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the DTC, to the Company and deliver all accompanying evidences of transfer and authenticity and
(ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest, subject only to the right of withdrawal described in the prospectus.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire the Registered Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind, when the same are accepted for exchange by the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Registered Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in and have no arrangement or understanding with any person to participate in a distribution of such Registered Notes. The undersigned hereby further represent(s) to the Company that (i) any Registered Notes acquired in exchange for Outstanding Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Registered Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Registered Notes, (iv) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned is a broker-dealer, such person has acquired the Outstanding Notes as a result of market-making activities or other trading activities.

         If the undersigned or the person receiving the Registered Notes is a broker-dealer that is receiving Registered Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Registered Notes (i) the undersigned cannot rely on the position of the staff of the SEC in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Registered Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, including the transfer of such Outstanding Notes on the account books maintained by the DTC.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Company's acceptance of properly tendered Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Registered Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Registered Notes issued in exchange for the Outstanding Notes accepted for exchange and any Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Registered Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. In the case of book-entry delivery of Outstanding Notes, the Exchange Agent will credit the account maintained by DTC with any Outstanding Notes not tendered. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered for exchange.

             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 5 AND 6)                                   (SEE INSTRUCTIONS 5 AND 6)
To be completed ONLY (i) if Outstanding Notes in a           To be completed ONLY if Outstanding Notes in a
principal amount not tendered, or Registered Notes           principal amount not tendered, or Registered Notes
issued in exchange for Outstanding Notes accepted for        Issued, in exchange for Outstanding Notes accepted
exchange, are to be issued in the name of someone            for exchange, are to be mailed or delivered to
other than the undersigned or (ii) if Outstanding            someone other than the undersigned or to the
Notes tendered by book-entry transfer which are not          undersigned at an address other than that shown below
exchanged are to be returned by credit to an account         the undersigned's signature.
maintained at the DTC.
                                                             Mail or deliver Registered Notes and/or Outstanding
Issue Registered Notes and/or Outstanding Notes to:          Notes to:

Name:                                                        Name:
     ------------------------------------------------               ------------------------------------------------
Address:                                                     Address:
        ---------------------------------------------                  ---------------------------------------------

-----------------------------------------------------        -------------------------------------------------------
                  (include Zip Code)                                            (include Zip Code)


    (Tax Identification or Social Security Number)                (Tax Identification or Social Security Number)

                (Please Type or Print)                                        (Please Type or Print)

__ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:
                   ------------------------------------------------------------

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)



X
-------------------------------------------------------------------------------

X
-------------------------------------------------------------------------------
           (Signature(s) of Registered Holders of Outstanding Notes)

    DATED _____________________________________________________________, 2004

(The above lines must be signed by the registered holder(s) of Outstanding Notes as your name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii), unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)


Name(s):
        -----------------------------------------------------------------------
                                  (Please Type or Print)

Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------
                                   (Include Zip Code)


Area Code and Telephone Number:
                               ------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                          MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
                     ----------------------------------------------------------
                                       (Authorized Signature)


--------------------------------------------------------------------------------
                                     (Title)


--------------------------------------------------------------------------------
                                 (Name of Firm)


--------------------------------------------------------------------------------
                           (Address, Include Zip Code)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated: __________________________________________________________________ , 2004

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES OR BOOK-ENTRY CONFIRMATIONS. All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the DTC of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Outstanding Notes and (a) whose Outstanding Notes are not immediately available, (b) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC's Automated Tender Offer Program on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (each an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and Notice of Guaranteed Delivery setting forth the name and address of the holder of the Outstanding Notes, the registration number(s) of such Outstanding Notes and the total principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) or agent's message in lieu hereof, together with the Outstanding Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of Outstanding Notes, in proper form for transfer (or Book-Entry Confirmation, as the case may be), this Letter of Transmittal (or facsimile hereof) or agent's message and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

         3. TENDER BY HOLDER. Only a holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         4. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the fifth column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Registered Notes issued in exchange for any Outstanding Notes accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the Registered Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, then said holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         NO SIGNATURE GUARANTEE IS REQUIRED IF (i) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(s) OF THE OUTSTANDING NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN THE DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OUTSTANDING NOTES) AND THE REGISTERED NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(s) (OR, IF SIGNED BY A PARTICIPANT IN THE DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT SUCH DTC) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" HAS BEEN COMPLETED OR (II) SUCH OUTSTANDING NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the DTC) to which Registered Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Registered Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         8. TAX IDENTIFICATION NUMBER. FEDERAL INCOME TAX LAW REQUIRES THAT A HOLDER OF ANY OUTSTANDING NOTES OR REGISTERED NOTES MUST PROVIDE THE COMPANY (AS PAYER) WITH ITS CORRECT TAXPAYER IDENTIFICATION NUMBER ("TIN"), WHICH, IN THE CASE OF A HOLDER WHO IS AN INDIVIDUAL IS HIS OR HER SOCIAL SECURITY NUMBER. IF THE COMPANY IS NOT PROVIDED WITH THE CORRECT TIN, THE HOLDER MAY BE SUBJECT TO A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% ON INTEREST PAYMENTS ON THE REGISTERED NOTES.

         TO PREVENT BACKUP WITHHOLDING, EACH TENDERING HOLDER MUST PROVIDE SUCH HOLDER'S CORRECT TIN BY COMPLETING THE SUBSTITUTE FORM W-9 SET FORTH HEREIN, CERTIFYING THAT THE TIN PROVIDED IS CORRECT (OR THAT SUCH HOLDER IS AWAITING A
TIN) AND THAT (i) SUCH HOLDER IS EXEMPT FROM BACKUP WITHHOLDING, (II) THE HOLDER HAS NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT SUCH HOLDER IS SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (III) THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE HOLDER THAT SUCH HOLDER IS NO LONGER SUBJECT TO BACKUP WITHHOLDING. IF THE REGISTERED NOTES WILL BE REGISTERED IN MORE THAN ONE NAME OR WILL NOT BE IN THE NAME OF THE ACTUAL OWNER, CONSULT THE INSTRUCTIONS ON INTERNAL REVENUE SERVICE FORM W-9, WHICH MAY BE OBTAINED FROM THE EXCHANGE AGENT, FOR INFORMATION ON WHICH TIN TO REPORT.

         CERTAIN FOREIGN INDIVIDUALS AND ENTITIES WILL NOT BE SUBJECT TO BACKUP WITHHOLDING OR INFORMATION REPORTING IF THEY SUBMIT A FORM W-8, SIGNED UNDER PENALTIES OF PERJURY, ATTESTING TO THEIR FOREIGN STATUS. A FORM W-8 CAN BE OBTAINED FROM THE EXCHANGE AGENT.

         THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION TO TAKE WHATEVER STEPS ARE NECESSARY TO COMPLY WITH THE COMPANY'S OBLIGATIONS REGARDING BACKUP WITHHOLDING.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Each tendering holder, by execution of a Letter of Transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed made until such defects or irregularities have been cured or waived. Any outstanding notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED OUTSTANDING NOTES AND ISSUANCE OF REGISTERED NOTES; RETURN OF OUTSTANDING NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes as soon as practicable after the Expiration Date and will issue Registered Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Outstanding Notes when the Company has given written or oral notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the DTC designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." Any permitted withdrawal of Outstanding Notes may not be rescinded. Any Outstanding Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR, AS THE CASE MAY BE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.


                                                                                                      ----------------------
                                                                                                      SOCIAL SECURITY NUMBER

               SUBSTITUTE                                                                       OR
                FORM W-9                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW          ------------------------------
                                                                                                  EMPLOYER IDENTIFICATION NUMBER
------------------------------------------ --------------------------------------------------   ------------------------------------
                                           PART 2 -- CERTIFICATION -- UNDER PENALTIES OF        PART 3 --
                                           PERJURY, I CERTIFY THAT:
                                           --------------------------------------------------   ------------------------------------

                                           (1)   THE NUMBER SHOWN ON THIS FORM IS MY            AWAITING TIN   ___
                                                 CORRECT TAXPAYER IDENTIFICATION NUMBER (OR
                                                 I HAVE CHECKED THE BOX IN PART 3 AND
                                                 EXECUTED THE CERTIFICATE OF AWAITING
                                                 TAXPAYER IDENTIFICATION NUMBER BELOW) AND

                                           (2)   I AM NOT SUBJECT TO BACK WITHHOLDING           PLEASE COMPLETE THE CERTIFICATE OF
--------------------------------------           EITHER BECAUSE I HAVE NOT BEEN                 AWAITING TAXPAYER IDENTIFICATION
NAME                                             NOTIFIED BY THE INTERNAL                       NUMBER BELOW.
                                                 REVENUE SERVICE ("IRS") THAT
                                                 I AM SUBJECT TO BACKUP WITHHOLDING AS A
--------------------------------------           RESULT OF FAILURE TO REPORT ALL INTEREST
ADDRESS (NUMBER AND STREET)                      OR DIVIDENDS, OR THE IRS HAS
                                                 NOTIFIED ME THAT I AM NO LONGER
--------------------------------------           SUBJECT TO BACKUP WITHHOLDING.
CITY, STATE AND ZIP CODE                         -----------------------------------------      ------------------------------------



       DEPARTMENT OF THE TREASURY
        INTERNAL REVENUE SERVICE

      PAYOR'S REQUEST FOR TAXPAYER               CERTIFICATE INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE
      IDENTIFICATION NUMBER (TIN)                BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                                                 UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
                                                 NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                                                 NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                                 WITHHOLDING, DO NOT CROSS OUT ITEM (2).


                                                  SIGNATURE_________________________________ DATE _______________________ , 2004


         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, WITH CERTAIN LIMITED EXCEPTIONS FOR PAYMENTS MADE WITHIN 60 DAYS HEREOF, 28% OF ALL REPORTABLE PAYMENTS MADE TO ME BEFORE I PROVIDE A NUMBER WILL BE WITHHELD.


                                                                         , 2004
-------------------------------------------------         ---------------
SIGNATURE                                                 Date